                                                                   Exhibit 10.17

                           SUPPLEMENT NO. 1, dated as of July 19, 2001, to the Security Agreement dated as of September 30, 1997, as amended and restated as of May 31, 2000, among PLIANT CORPORATION (f/k/a Huntsman Packaging Corporation), a Utah corporation (the "Borrower"), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a "Guarantor" and collectively, the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and BANKERS TRUST COMPANY, a New York banking corporation ("Bankers Trust") as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

         A. Reference is made to (a) the Credit Agreement dated as of September 30, 1997, as amended and restated as of May 31, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Aspen Industrial, S.A. de C.V., a Mexico corporation, the lenders from time to time party thereto (the "Lenders") and Bankers Trust, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and (b) the Guarantee Agreement dated as of September 30, 1997, as amended and restated as of May 31, 2000 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among the Borrower, the Guarantors and the Administrative Agent.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

         C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.15 of the Security Agreement provides that additional Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Subsidiaries (the "New Grantors") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Collateral Agent and each of the New Grantors agree as follows:

         SECTION 1. In accordance with Section 7.15 of the Security Agreement, each of the New Grantors by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each of the New Grantors hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each of the New Grantors, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of its right, title and interest in and to the Collateral (as defined in the Security Agreement) of such New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include each of the New Grantors. The Security Agreement is hereby incorporated herein by reference.

         SECTION 2. Each of the New Grantors represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of each of the New Grantors and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. Each of the New Grantors hereby represents and warrants that
(a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of such New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of such New Grantor.

         SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to each of the New Grantors shall be given to it at the address set forth under its signature below.

         SECTION 9. Each of the New Grantors agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

         IN WITNESS WHEREOF, each of the New Grantors and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                       UNIPLAST HOLDINGS INC.,

                                       By    /s/ Larry Shepler
                                             -----------------------------------
                                       Name:     Larry Shepler
                                       Title:    Secretary
                                       Address:  c/o Pliant Corporation
                                                 1515 Woodfield Road, Suite 600
                                                 Schaumburg, Illinois 60173


                                       UNIPLAST U.S., INC.,

                                       By    /s/ Larry Shepler
                                             -----------------------------------
                                       Name:     Larry Shepler
                                       Title:    Secretary
                                       Address:  c/o Pliant Corporation
                                                 1515 Woodfield Road, Suite 600
                                                 Schaumburg, Illinois 60173


                                       TUREX, INC.,

                                       By    /s/ Larry Shepler
                                             -----------------------------------
                                       Name:     Larry Shepler
                                       Title:    Secretary
                                       Address:  c/o Pliant Corporation
                                                 1515 Woodfield Road, Suite 600
                                                 Schaumburg, Illinois 60173

                                       PIERSON INDUSTRIES, INC.,

                                       By    /s/ Larry Shepler
                                             -----------------------------------
                                       Name:     Larry Shepler
                                       Title:    Secretary
                                       Address:  c/o Pliant Corporation
                                                 1515 Woodfield Road, Suite 600
                                                 Schaumburg, Illinois 60173

                                       UNIPLAST MIDWEST, INC.,

                                       By    /s/ Larry Shepler
                                             -----------------------------------
                                       Name:     Larry Shepler
                                       Title:    Secretary
                                       Address:  c/o Pliant Corporation
                                                 1515 Woodfield Road, Suite 600
                                                 Schaumburg, Illinois 60173


                                       BANKERS TRUST COMPANY,
                                       as Collateral Agent,

                                       By   /s/ Robert R. Telesca
                                           -------------------------------------
                                       Name:     Robert R. Telesca
                                       Title:    Vice President
                                       Address:  One Bankers Trust Plaza
                                                 New York, New York 10006

                                                                      SCHEDULE I
                                                      to Supplement No. 1 to the
                                                              Security Agreement

                             LOCATION OF COLLATERAL
                             ----------------------

Company                                                      Location
-------                                                      --------

Uniplast Holdings Inc.                                       c/o Pliant Corporation
                                                             1515 Woodfield Road, Suite 600
                                                             Schaumburg, IL 60173

Uniplast U.S., Inc.                                          c/o Pliant Corporation
                                                             1515 Woodfield Road, Suite 600
                                                             Schaumburg, IL 60173

                                                             1017 Wilson Street
                                                             Palmer, MA 01069

Turex, Inc.                                                  c/o Pliant Corporation
                                                             1515 Woodfield Road, Suite 600
                                                             Schaumburg, IL 60173

                                                             770 Douglas Pike
                                                             Burrillville, RI 02830

                                                             Gaudett Express
                                                             Singleton Street
                                                             Woonsocket, RI  02895

Pierson Industries, Inc.                                     c/o Pliant Corporation
                                                             1515 Woodfield Road, Suite 600
                                                             Schaumburg, IL 60173

                                                             199 South Main Street
                                                             Palmer, MA 01069

                                                             213 South Main Street
                                                             Palmer, MA 01069

                                                             221 South Main Street
                                                             Palmer, MA 01069

                                                             633 North Main Street
                                                             Palmer, MA 01069

                                                             40 Orchard Street
                                                             Palmer, MA 01069

                                                             1017 Wilson Street
                                                             Palmer, MA 01069

Uniplast Midwest, Inc.                                       c/o Pliant Corporation
                                                             1515 Woodfield Road, Suite 600
                                                             Schaumburg, IL 60173

                                                             725 Mapleton Street
                                                             Columbus, IN 47201